VIA EDGAR

September 8, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re: 	Kemper Investors Life Insurance Company ("KILICO") and
        		KILICO Variable Separate Account ("Variable Separate Account")
        		(File No. 811-5025)

Commissioners:

     Attached for filing, pursuant to Section 30(d) and Rule 30d-2 of the Investment Company Act of 1940 ("1940 Act"), is the most recent semi-annual report of the Variable Separate Account referenced above. The semi-annual report consists of cover letters from KILICO for each of the variable life insurance products offered through the Variable Separate Account plus the most recent individual semi-annual reports of the mutual fund subaccount options available through the Variable Separate Account. Because the most recent semi-annual reports of the funds have been filed with the SEC by their respective Investment Managers/Advisers, KILICO is filing herewith only the cover letter prepared by KILICO and hereby incorporates by reference the individual semi-annual reports of the underlying funds set forth below.

	    The Variable Separate Account includes the following underlying fund options as follows:

		        Investors Fund Series (File No. 811-5002)
		        American Skandia Trust (File No. 811-5186)
          Fidelity Variable Insurance Products Fund (File No. 811-03329) Fidelity Variable Insurance Products Fund II (File No. 811-05511) Fidelity Variable Insurance Products Fund III (File No. 811-07205) Scudder Variable Life Investment Fund (File No. 811-04257)

	    Please call the undersigned at 847-550-7389 if you have any questions or comments.

Yours truly,

/s/ Frank J. Julian

Frank J. Julian
Associate General Counsel

FJJ/sw

August 31, 1998


Dear Kemper Investors Life Policyowner:

Zurich Kemper Life is pleased to send you the 1998 Semi-Annual Reports for the funds underlying your investment choices in the Kemper Select variable life insurance policy.

The Kemper Select is one of our many products designed to meet your long-term insurance and financial needs. Please review these reports for a summary of the funds' operations and related financial statements.

Zurich Kemper Life is part of the Zurich Group, one of the world's largest and most respected financial services organizations. If you have any questions on this product or others in the Zurich family, please contact your financial representative or our Client Services Team at 1-800-621-5001. Or, check out our website at www.zurichkemper.com.

As always, we continue our pledge to assist you in meeting your financial needs.

Sincerely,

/s/ John B. Scott

John B. Scott
President
Chief Executive Officer

Securities distributed through Investors Brokerage Services, Inc. Kemper Select is underwritten by Kemper Investors Life Insurance Company.

August 31, 1998


Dear Kemper Investors Life Policyowner:

Zurich Kemper Life is pleased to send you the 1998 Semi-Annual Reports for the funds underlying your investment choices in the Kemper Power V variable life insurance policy.

The Kemper Power V is one of our many products designed to meet your long-term insurance and financial needs. Please review these reports for a summary of the funds' operations and related financial statements.

Zurich Kemper Life is part of the Zurich Group, one of the world's largest and most respected financial services organizations. If you have any questions on this product or others in the Zurich family, please contact your financial representative or our Client Services Team at 1-888-962-8854. Or, check out our website at www.zurichkemper.com.

As always, we continue our pledge to assist you in meeting your financial needs.

Sincerely,

/s/ John B. Scott

John B. Scott
President
Chief Executive Officer

Securities distributed through Investors Brokerage Services, Inc. Kemper Power V is underwritten by Kemper Investors Life Insurance Company.